UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549-1004

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

July 18, 2016
Date of Report (Date of Earliest Event Reported)

New Colombia Resources, Inc.
(Exact name of registrant as specified in its charter)

DELAWARE	333-51274	43-2033337
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

251 174 th Street # 816
Sunny Isles Beach, FL 33160
(Address of principal executive offices and Zip Code)

(410) 236-8200
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      . Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      .  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      . Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      . Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Conditions

As the Company continues to complete their Audited Year End 2015 10-K, and First Quarter Filing of their 10-Q, we would like to disclose to our shareholders our preliminary financial information that will be included in those filings. We are also attaching the 2nd and 3rd Quarter preliminary financials which were omitted from our last 8-K.

BALANCE SHEETS

	As of June 30, 2015	As of December 31, 2014

	(unaudited)	(audited)
ASSETS
Current Assets
Cash and cash equivalents	$2,026	$1,627
Prepaid expenses and other current assets	100,616	16,067
Total Current Assets	102,642	17,694
Non-Current Assets
Equipment, net	328,540	329,209
Investment in properties	32,944	56,344
Mining rights	100,000	100,000
Equity method investment	35,488	23,120
TOTAL ASSETS	$599,615	$526,367
LIABILITIES AND STOCKHOLDERS' DEFICIT
Current Liabilities
Accounts payable and accrued liabilities	$337,625	$349,401
Accounts payable and accrued interest – related parties	58,245	53,713
Other liability	660,000	660,000
Short-term convertible debt	265,802	281,000
Derivative liabilities	90,117	-
Total Current Liabilities	1,411,789	1,344,114

Total Liabilities	1,411,789	1,344,114

Stockholders’ Deficit:
Preferred stock, $0.001 par value (shares authorized-20,000,000; 10,000,000 shares undesignated) Series A Convertible: 10,000,000 shares designated; 10,000,000 shares issued and outstanding at June 30, 2015 and December 31, 2014	10,000	10,000
Preferred stock, $0.001 par value (shares authorized-10,000,000 ; -0- shares undesignated) Series B Convertible: 10,000,000 shares designated; 2,500,492 and 2,500,492 shares issued and outstanding at June 30, 2015 and December 31, 2014,	2,500	2,500
Common stock, $0.001 par value (shares authorized-500,000,000); 168,485,505 and 125,008,477 shares issued and outstanding at June 30, 2015 and December 31, 2014, respectively	168,487	125,008
Additional paid-in capital	27,256,428	26,926,947
Deficit accumulated	(28,249,589)	(27,861,16)
Total Stockholders’ Deficit of New Columbia Resources, Inc.	(812,174)	(796,710)
Non-controlling interest	-	(21,037)
Total Stockholders’ Deficit	(812,174)	(817,747)
TOTAL LIABILITIES AND STOCKHOLDERS' DEFICIT	$599,615	$526,367

STATEMENTS OF OPERATIONS

Three Months Ended			Six Months Ended
	June 30, 2015 (unaudited)	June 30, 2014 (unaudited)	June 30, 2015 (unaudited)	June 30, 2014 (unaudited)

Revenues	$-	$-	$-	$-
Operating Expenses
Geology and engineering	(1,600)	15,512	1,064	15,512
Royalty expense	14,300	-	33,550	-
Depreciation expense	-	669	669	1,338
General and administrative	37,530	141,917	301,601	247,276
Total Operating Expenses	50,230	158,098	336,884	264,126
Loss from Operations	(50,530)	(158,098)	(336,884)	(264,126)
Gain on settlement of debt	-	21,000	-	28,500
Interest expense	-	51,162	64,193	51,589
Penalty upon loan default	-	-	-	-
Gain on derivatives	-	(9,083)	(2,325)	(9,083)
Loss from equity investment	-	-	11,570	-
Net loss	$(50,530)	$(221,177)	(410,322)	(335,132)

Net loss attributable to non-controlling interest	-	-	-	-
Net loss attributable to New Columbia Resources, Inc.	(50,530)	(221,177)	(410,322)	(335,132)
Basic and diluted loss per share	$(0.00)	$(0.00)	$(0.00)	$(0.00)
Weighted average number of
shares outstanding-
basic and diluted	155,876,869	86,148,128	155,876,869	84,591,118

BALANCE SHEETS

	As of September 30, 2015	As of December 31, 2014

	(unaudited)	(audited)
ASSETS
Current Assets
Cash and cash equivalents	$643	$1,627
Prepaid expenses and other current assets	101,616	16,067
Total Current Assets	102,259	17,694
Non-Current Assets
Equipment, net	328,540	329,209
Investment in properties	32,944	56,344
Mining rights	100,000	100,000
Equity method investment	41,901	23,120
TOTAL ASSETS	$605,644	$526,367
LIABILITIES AND STOCKHOLDERS' DEFICIT
Current Liabilities
Accounts payable and accrued liabilities	$337,624	$349,401
Accounts payable and accrued interest – related parties	58,704	53,713
Other liability	660,000	660,000
Short-term convertible debt	316,802	281,000
Derivative liabilities	90,117	-
Total Current Liabilities	1,463,247	1,344,114
Total Liabilities	1,463,247	1,344,114
Stockholders’ Deficit:
Preferred stock, $0.001 par value (shares authorized-20,000,000; 10,000,000 shares undesignated) Series A Convertible: 10,000,000 shares designated; 10,000,000 shares issued and outstanding at September 30, 2015 and December 31, 2014	10,000	10,000
Preferred stock, $0.001 par value (shares authorized-10,000,000; -0- shares undesignated) Series B Convertible: 10,000,000 shares designated; 2,500,492 and 2,500,492 shares issued and outstanding at September 30, 2015 and December 31, 2014	2,500	2,500
Common stock, $0.001 par value (shares authorized-500,000,000); 204,657,616 and 125,008,477 shares issued and outstanding at September 30, 2015 and December 31, 2014, respectively	204,659	125,008
Additional paid-in capital	27,227,256	26,926,947
Deficit accumulated	(28,302,018)	(27,861,165)
Total Stockholders’ Deficit of New Columbia Resources, Inc.	(857,603)	(796,710)
Non-controlling interest	-	(21,037)
Total Stockholders’ Deficit	857,603)	(817,747)
TOTAL LIABILITIES AND STOCKHOLDERS' DEFICIT	$605,644	$526,367

STATEMENTS OF OPERATIONS

Three Months Ended			Nine Months Ended
	September 30, 2015	September 30, 2014	September 30, 2015	September 30, 2014
	(unaudited)	(unaudited)	(unaudited)	(unaudited)
Revenues	$-	$-	$-	$-
Operating Expenses
Geology and engineering	-	13,300	1,064	-
Royalty expense	20,000	105,000	53,550	105,000
Depreciation expense	-	669	669	2,007
General and administrative	32,429	352,734	334,030	600,010
Total Operating Expenses	52,429	471,703	389,313	735,829
Loss from Operations	(52,429)	(471,703)	(389,313)	(735,829)
Gain on settlement of debt	-	(77,162)	-	(48,662)
Interest expense	-	52,309	64,193	103,898
Penalty upon loan default	-	-	-	-
Gain on derivatives	-	(62,167)	(2,325)	(71,250)
Loss from equity investment	-	-	11,570	-
Net loss	$(52,429)	$(384,683)	$(462,751)	$(719,815)
	-	11,023	-	11,023
Net loss attributable to non-controlling interest	-	11,023	-	11,023
Net loss attributable to New Columbia Resources, Inc.	(52,429)	(373,660)	462,751	(708,792)
Basic and diluted loss per share	$(0.00)	$(0.00)	$(0.00)	$(0.00)
Weighted average number of
shares outstanding-
basic and diluted	168,489,973	99,297,425	168,489,973	91,016,870

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEW COLOMBIA RESOURCES, INC.

Date: July 18, 2016	By:	/s/ John Campo
	Name:	John Campo
	Title:	President/Chairman